                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  AUGUST 31, 1996
                                                  ---------------


                                MILES HOMES, INC.
- -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




DELAWARE                           0-20832                     41-1625724
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(State or other jurisdiction       (Commission                   (IRS Employer
of incorporation)                  File Number)              Identification No.)



99 REALTY DRIVE, CHESHIRE, CONNECTICUT                                     06410
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(Address of principal executive offices)                              (Zip Code)



                                 (203) 699-3400
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                (Registrant's telephone number, including area code)



20 REALTY DRIVE, CHESHIRE, CONNECTICUT                                     06410
- --------------------------------------------------------------------------------
(Former name or former address, if changed since last report)         (Zip Code)



                                Page 1 of 8 pages

                           Exhibit Index is on page 7
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                                MILES HOMES, INC.

                                INDEX TO FORM 8-K




          INFORMATION                                                   PAGE NO.

ITEM 5.   OTHER EVENTS:
          Nasdaq Listing                                                    3

          Press release dated September 17, 1996 (attached hereto as Exhibit 1) is incorporated herein by reference

ITEM 7.   FINANCIAL STATEMENTS:
          Consolidated Balance Sheet as of August 31, 1996                  4

          Consolidated Statements of Operations for the                     5
          two and eight months ended August 31, 1996


                                        2
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                                MILES HOMES, INC.



ITEM 5--OTHER EVENTS:

NASDAQ LISTING

On May 20, 1996, the Company received a letter from The Nasdaq Stock Market, Inc. ("Nasdaq") notifying the Company that, based upon the Company's Form 10-Q report for the quarter ended March 31, 1996, the Company had fallen below the minimum net tangible assets requirement of the National Association of Securities Dealers By-Laws and thus was subject to being delisted. After a presentation by the Company, and the announcement by the Company of its second quarter profit, Nasdaq determined that the Company would be granted an extension of time to evidence compliance with all criteria for continued listing on the Nasdaq National Market. The extension required that the Company submit to Nasdaq a balance sheet and statement of operations as of and for the month ended July 31, 1996, and further, that the Company would file with Nasdaq and the Securities and Exchange Commission, a Form 8-K report (or other public filing) containing a balance sheet and statement of operations as of and for the two months ended August 31, 1996, demonstrating compliance with all criteria for continued listing.

This Form 8-K report contains a balance sheet and statement of operations as of and for the two months ended August 31, 1996, which balance sheet demonstrates compliance with the minimum net tangible assets requirement of the National Association of Securities Dealers By-Laws. Previously, the Company had submitted to Nasdaq a balance sheet and statement of operations as of and for the month ended July 31, 1996, which documents are not contained herein.

                                  MILES HOMES, INC.
                             CONSOLIDATED BALANCE SHEET
                                 AS OF AUGUST 31, 1996
                                 ($ IN THOUSANDS)
                                    (Unaudited)



ASSETS
Cash and cash equivalents                                          $      1,564
Notes receivable, net                                                    41,017
Receivable from related parties                                           1,180
Inventory                                                                11,454
Prepaid expenses and other assets                                        10,358
Deposits                                                                 14,477
Senior Bond investment fund                                               3,053
Real estate owned                                                         6,125
Property, plant and equipment, net                                        8,658
Property held for sale, net                                               1,091
Assets of discontinued operations                                         3,209
Intangible assets, net                                                    2,187
                                                                   ------------
    Total assets                                                   $    104,373
                                                                   ------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable                                                   $      9,022
Accrued construction costs and unearned
  revenue on sold notes receivable                                       35,032
Accrued expenses                                                          5,186
Customer deposits                                                         1,729
12% Senior notes                                                         44,307
Notes payable                                                             3,523
Capital lease obligations                                                 1,072
                                                                   ------------
    Total liabilities                                                    99,871
                                                                   ------------

Commitments and contingencies

Stockholders' equity:
Common Stock; par value $.10, 25,000,000 shares
 authorized, 10,810,193 shares outstanding                                1,081
Paid in capital                                                          47,384
Accumulated deficit                                                     (43,963)
                                                                   ------------

    Total stockholders' equity                                            4,502
                                                                   ------------

Total liabilities and stockholders' equity                          $   104,373
                                                                    -----------

                                        4
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                                     MILES HOMES, INC.
                               CONSOLIDATED STATEMENTS OF OPERATIONS
                       FOR THE TWO AND EIGHT MONTHS ENDED AUGUST 31, 1996
                                    ($ IN THOUSANDS)
                                      (Unaudited)



                                                                   Two months        Eight months
                                                                   -----------    --------------
Net housing revenue                                                  $   17,518      $   52,335
Financial services revenue                                                  976           2,792
                                                                     ----------       ----------
     Total revenue                                                       18,494          55,127

Costs and expenses:
  Cost of sales                                                          10,595          32,783
  Selling                                                                 2,331           8,471
  General & administrative                                                3,155          10,740
  Provision for credit losses                                               542           1,613
  Interest expense                                                        1,030           4,192
  Other (income) expense                                                   (229)           (746)
                                                                     ----------      ----------
Income (loss) from continuing operations
  before income taxes and extraordinary items                             1,070          (1,926)

Income tax benefit (provision)                                                -               -
                                                                     ----------      ----------
Income (loss) from continuing operations
  before extraordinary items                                              1,070          (1,926)

Extraordinary gain on sale of real property                                   -             552
                                                                     ----------      ----------
Income (loss) from continuing operations                                  1,070          (1,374)

Discontinued operations-Patwil Homes, Inc.
  Income (loss) from operations                                             (64)            558
                                                                     ----------      ----------
Net income (loss)                                                    $    1,006       $    (816)
                                                                     ----------       ----------

                                        5


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   MILES HOMES, INC.
                                   (Registrant)


Dated: September 19, 1996

                                   BY: /s/ SALVATORE A. BUCCI
                                       ------------------------
                                   Salvatore A. Bucci
                                   Chief Accounting Officer

                                        6
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                                INDEX TO EXHIBITS


EXHIBIT                            DESCRIPTION                          PAGE NO.
- -------                            -----------                          -------

  1.            Press release dated September 17, 1996                     8




                                        7